Exhibit 32.1

                          HALIFAX CORPORATION



                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (
Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of Halifax Corporation (the "Company"), does hereby certify with respect to the Current Report of the Company on Form 8-K dated August 29, 2003 (the "Report") that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:     9/12/03             /s/ Charles L. McNew
                              Charles L. McNew
                              President and Chief Executive Officer